Exhibit 99.1

ECHOSTAR CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 28, 2017, EchoStar Corporation and certain subsidiaries of EchoStar (the “Company” or “EchoStar”) completed the previously announced Share Exchange with DISH Network Corporation and certain of its subsidiaries (“DISH Network”).

Pursuant to the Share Exchange Agreement, among other things EchoStar received all of the shares of EchoStar Tracking Stock and HSS Tracking Stock in exchange for 100% of the equity interests of certain subsidiaries which held substantially all of the EchoStar Technologies business segment and certain other assets (the “Share Exchange”). The Share Exchange was structured in a manner to be a tax-free exchange for each of EchoStar and DISH Network.

The following unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2016, 2015 and 2014 assume that the transaction occurred on January 1, 2014. The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2016 assumes that the transaction occurred on that date. Beginning in the first quarter of 2017, the historical financial results of the exchanged subsidiaries will be presented as discontinued operations in EchoStar’s condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are presented based on information currently available, are intended for information purposes only, and are not intended to represent what EchoStar’s financial condition and results of operations would have been had the transaction referenced above occurred on the dates indicated above. In addition, the unaudited pro forma condensed consolidated financial statements are not necessarily indicative of EchoStar’s future financial condition or results of operations.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2016.

The pro forma adjustments are based on available information and assumptions that EchoStar’s management believes are reasonable, factually supportable, reflect the impacts of events directly attributable to the transaction referenced above and for purposes of the statements of operations, are expected to have a continuing impact on the Company. The pro forma adjustments do not reflect future events that may occur after the Share Exchange, including expected selling, general and administrative dis-synergies and potential cost synergies. Refer to the Notes to the Unaudited Pro Forma Condensed Financial Statements for more information.

ECHOSTAR CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Year Ended December 31, 2016

	Historical Condensed Consolidated	Entities Exchanged (1)	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenue:
Services and other revenue - DISH Network	$888,603	$(425,523)	$4,039	(2)	$467,119
Services and other revenue - other	1,109,597	(8,770)	—		1,100,827
Equipment revenue - DISH Network	711,289	(702,449)	—		8,840
Equipment revenue - other	347,241	(109,885)	—		237,356
Total revenue	3,056,730	(1,246,627)	4,039		1,814,142
Costs and Expenses:
Cost of sales - services and other (exclusive of depreciation and amortization)	844,498	(327,043)	6,340	(3)	523,795
Cost of sales - equipment (exclusive of depreciation and amortization)	891,108	(687,142)	—		203,966
Selling, general and administrative expenses	385,634	(47,844)	(1,566)	(4)	336,224
Research and development expenses	76,024	(44,854)	—		31,170
Depreciation and amortization	495,068	(62,165)	—		432,903
Total costs and expenses	2,692,332	(1,169,048)	4,774		1,528,058
Operating income (loss)	364,398	(77,579)	(735)		286,084
Other Income (Expense):
Interest income	21,249	(5)	—		21,244
Interest expense, net of amounts capitalized	(123,630)	911	—		(122,719)
Gains (losses) on marketable investment securities, net	9,767	—	—		9,767
Equity in earnings (losses) of unconsolidated affiliates, net	13,310	(2,508)	—		10,802
Other, net	1,750	381	—		2,131
Total other expense, net	(77,554)	(1,221)	—		(78,775)
Income (loss) before income taxes	286,844	(78,800)	(735)		207,309
Income tax (provision) benefit, net	(106,152)	5,654	25,456	(5)	(75,042)
Net income	180,692	(73,146)	24,721		132,267
Less: Net loss attributable to noncontrolling interest in HSS Tracking Stock	(944)	—	944	(6)	—
Less: Net income attributable to other noncontrolling interests	1,706	—	—		1,706
Net income (loss) attributable to EchoStar	179,930	(73,146)	23,777		130,561
Less: Net loss attributable to Hughes Retail Preferred Tracking Stock	(1,743)	—	1,743	(7)	—
Net income (loss) attributable to EchoStar common stock	$181,673	$(73,146)	$22,034		$130,561

Weighted-average common shares outstanding - Class A and B common stock:
Basic	93,795				93,795
Diluted	94,410				94,410
Earnings per share - Class A and B common stock:
Basic	$1.94				$1.39
Diluted	$1.92				$1.38

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ECHOSTAR CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Year Ended December 31, 2015

	Historical Condensed Consolidated	Entities Exchanged (1)	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenue:
Services and other revenue - DISH Network	$918,301	$(386,149)	$3,879	(2)	$536,031
Services and other revenue - other	1,103,928	(10,254)	—		1,093,674
Equipment revenue - DISH Network	763,184	(752,432)	—		10,752
Equipment revenue - other	358,301	(146,346)	—		211,955
Total revenue	3,143,714	(1,295,181)	3,879		1,852,412
Costs and Expenses:
Cost of sales - services and other (exclusive of depreciation and amortization)	856,065	(282,725)	6,311	(3)	579,651
Cost of sales - equipment (exclusive of depreciation and amortization)	948,655	(752,872)	—		195,783
Selling, general and administrative expenses	374,116	(50,751)	(999)	(4)	322,366
Research and development expenses	78,287	(51,910)	—		26,377
Depreciation and amortization	528,158	(67,223)	—		460,935
Impairment of long-lived assets	2,400	(2,400)	—		—
Total costs and expenses	2,787,681	(1,207,881)	5,312		1,585,112
Operating income (loss)	356,033	(87,300)	(1,433)		267,300
Other Income (Expense):
Interest income	10,429	(3)	—		10,426
Interest expense, net of amounts capitalized	(122,066)	831	—		(121,235)
Loss from partial redemption of debt	(5,044)	—	—		(5,044)
Gains (losses) on marketable investment securities, net	(6,443)	—	—		(6,443)
Other-than-temporary impairment loss on available-for-sale securities	(11,226)	—	—		(11,226)
Equity in earnings (losses) of unconsolidated affiliates, net	1,895	(4,372)	—		(2,477)
Other, net	(2,006)	1,038	—		(968)
Total other expense, net	(134,461)	(2,506)	—		(136,967)
Income (loss) before income taxes	221,572	(89,806)	(1,433)		130,333
Income tax (provision) benefit, net	(72,201)	(3,735)	24,439	(5)	(51,497)
Net income	149,371	(93,541)	23,006		78,836
Less: Net loss attributable to noncontrolling interest in HSS Tracking Stock	(5,603)	—	5,603	(6)	—
Less: Net income attributable to other noncontrolling interests	1,617	—	—		1,617
Net income (loss) attributable to EchoStar	153,357	(93,541)	17,403		77,219
Less: Net loss attributable to Hughes Retail Preferred Tracking Stock	(10,343)	—	10,343	(7)	—
Net income (loss) attributable to EchoStar common stock	$163,700	$(93,541)	$7,060		$77,219

Weighted-average common shares outstanding - Class A and B common stock:
Basic	92,397				92,397
Diluted	93,466				93,466
Earnings per share - Class A and B common stock:
Basic	$1.77				$0.84
Diluted	$1.75				$0.83

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ECHOSTAR CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Year Ended December 31, 2014

	Historical Condensed Consolidated	Entities Exchanged (1)	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenue:
Services and other revenue - DISH Network	$828,612	$(326,642)	$3,767	(2)	$505,737
Services and other revenue - other	1,096,938	(23,259)	—		1,073,679
Equipment revenue - DISH Network	1,145,979	(1,114,036)	—		31,943
Equipment revenue - other	374,049	(161,824)	—		212,225
Total revenue	3,445,578	(1,625,761)	3,767		1,823,584
Costs and Expenses:
Cost of sales - services and other (exclusive of depreciation and amortization)	838,918	(246,437)	6,129	(3)	598,610
Cost of sales - equipment (exclusive of depreciation and amortization)	1,288,998	(1,080,486)	—		208,512
Selling, general and administrative expenses	372,010	(57,232)	(1,176)	(4)	313,602
Research and development expenses	60,886	(40,695)	—		20,191
Depreciation and amortization	556,676	(70,781)	—		485,895
Total costs and expenses	3,117,488	(1,495,631)	4,953		1,626,810
Operating income (loss)	328,090	(130,130)	(1,186)		196,774
Other Income (Expense):
Interest income	9,102	(18)	—		9,084
Interest expense, net of amounts capitalized	(171,349)	3,002	—		(168,347)
Gains (losses) on marketable investment securities, net	41	—	—		41
Equity in earnings (losses) of unconsolidated affiliates, net	8,198	4,389	—		12,587
Other, net	4,251	(1,089)	—		3,162
Total other expense, net	(149,757)	6,284	—		(143,473)
Income (loss) before income taxes	178,333	(123,846)	(1,186)		53,301
Income tax (provision) benefit, net	(30,784)	11,805	16,484	(5)	(2,495)
Net income	147,549	(112,041)	15,298		50,806
Less: Net loss attributable to noncontrolling interest in HSS Tracking Stock	(6,714)	—	6,714	(6)	—
Less: Net income attributable to other noncontrolling interests	1,389	—	—		1,389
Net income (loss) attributable to EchoStar	152,874	(112,041)	8,584		49,417
Less: Net loss attributable to Hughes Retail Preferred Tracking Stock	(12,394)	—	12,394	(7)	—
Net income (loss) attributable to EchoStar common stock	$165,268	$(112,041)	$(3,810)		$49,417

Weighted-average common shares outstanding - Class A and B common stock:
Basic	91,190				91,190
Diluted	92,616				92,616
Earnings per share - Class A and B common stock:
Basic	$1.81				$0.54
Diluted	$1.78				$0.53

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ECHOSTAR CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)

	As of December 31, 2016
	Historical Condensed Consolidated	Entities Exchanged (1)	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Assets
Current Assets:
Cash and cash equivalents	$2,571,143	$(778)	$—		$2,570,365
Marketable investment securities, at fair value	522,516	—	—		522,516
Trade accounts receivable, net of allowance for doubtful accounts	209,788	(27,261)	—		182,527
Trade accounts receivable - DISH Network, net of allowance for doubtful accounts of zero	278,615	(259,198)	—		19,417
Inventory	72,444	(9,824)	—		62,620
Prepaids and deposits	57,919	(14,463)	—		43,456
Other current assets	10,862	—	—		10,862
Total current assets	3,723,287	(311,524)	—		3,411,763
Noncurrent Assets:
Restricted cash and marketable investment securities	12,926	—	—		12,926
Property and equipment, net of accumulated depreciation	3,669,303	(271,107)	—		3,398,196
Regulatory authorizations, net	544,633	—	—		544,633
Goodwill	510,630	(6,457)	—		504,173
Other intangible assets, net	88,454	(7,720)	—		80,734
Investments in unconsolidated entities	197,219	(26,203)	—		171,016
Other receivable - DISH Network	90,586	(2,334)	—		88,252
Other noncurrent assets, net	171,821	(5,436)	—		166,385
Total noncurrent assets	5,285,572	(319,257)	—		4,966,315
Total assets	$9,008,859	$(630,781)	$—		$8,378,078
Liabilities and Stockholders’ Equity
Current Liabilities:
Trade accounts payable	$189,815	$(61,318)	$—		$128,497
Trade accounts payable - DISH Network	5,032	(3,960)	—		1,072
Current portion of long-term debt and capital lease obligations	37,307	(4,323)	—		32,984
Deferred revenue and prepayments	62,956	(2,967)	—		59,989
Accrued compensation	58,106	(4,652)	—		53,454
Accrued royalties	23,199	(23,199)	—		—
Accrued interest	46,504	—	—		46,504
Accrued expenses and other	108,519	(80,703)	—		27,816
Total current liabilities	531,438	(181,122)	—		350,316
Noncurrent Liabilities:
Long-term debt and capital lease obligations, net of unamortized debt issuance costs	3,622,879	(416)	—		3,622,463
Deferred tax liabilities, net	754,020	(13,465)	(9,584)	(8)	730,971
Other noncurrent liabilities	93,717	(18,127)	—		75,590
Total noncurrent liabilities	4,470,616	(32,008)	(9,584)		4,429,024
Total liabilities	5,002,054	(213,130)	(9,584)		4,779,340
Commitments and Contingencies
Stockholders’ Equity:
Preferred Stock:
Hughes Retail Preferred Tracking Stock	6	—	(6)	(9)	—
Common stock:
Class A common stock	52	—	—		52
Class B common stock	48	—	—		48
Class C common stock	—	—	—		—
Class D common stock	—	—	—		—
Additional paid-in capital	3,828,677	(406,708)	34,203	(9)	3,456,172
Accumulated other comprehensive loss	(124,803)	3,594	—		(121,209)
Accumulated earnings (deficit)	314,247	(14,537)	49,297	(9)	349,007

Treasury stock, at cost	(98,162)	—	—		(98,162)
Total EchoStar stockholders’ equity	3,920,065	(417,651)	83,494		3,585,908
Noncontrolling interest in HSS Tracking Stock	73,910	—	(73,910)	(9)	—
Other noncontrolling interests	12,830	—	—		12,830
Total stockholders’ equity	4,006,805	(417,651)	9,584		3,598,738
Total liabilities and stockholders’ equity	$9,008,859	$(630,781)	$—		$8,378,078

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Adjustments to the pro forma condensed consolidated statements of operations:

(1)
The adjustments set forth in the “Entities Exchanged” column represent the actual results of the subsidiaries of EchoStar that were exchanged in the Share Exchange with no further pro forma adjustments.

(2)
Adjustments related to a new leasing arrangements with DISH Network related to certain Data Center services and certain office space. These are primarily real estate leases ranging from three to fifteen years and are subject to renewal terms.

(3)
Adjustments for expenses related to new leasing arrangements with DISH Network related to certain Data Center services, satellite related services and certain office space. These leases range in term from three to fifteen years and are subject to renewal terms.

(4)
Adjustments for expenses related to new leasing arrangements with DISH Network related to Data Center services, the elimination of nonrecurring transaction costs incurred during the year ended December 31, 2016 that are directly related to the Share Exchange and employee compensation for those terminated as result of the Share Exchange.

(5)	Represents the tax impact associated with the pro forma adjustments at the applicable statutory income tax rates in effect in the respective tax jurisdictions during the periods presented.

(6)	Reflects the removal of the noncontrolling interests portion of the HSSC Tracking Stock to EchoStar as a result of the retirement of the HSSC Tracking Stock.

(7)	Represents the reversal of the 80% economic interest of the operating results of the Hughes Retail Group as a result of the retirement of the EchoStar Tracking Stock and HSSC Tracking Stock.

Adjustments to the pro forma condensed consolidated balance sheet:

(8)	The adjustments to our deferred tax liabilities are to reflect the new value of these liabilities subsequent to the Share Exchange.

(9)	Stockholders’ equity was adjusted for the retirement of the EchoStar Tracking Stock and HSSC Tracking Stock on March 1, 2017.